Exhibit 10.25

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FAITH WALK DESIGNS, INC.      Sterling Bank               Loan Number 120100023
10825 BARELY LANE SUITE D     P.O. Box 924009             Date: 12/01/00
HOUSTON TX 77070 0000         Houston, Texas 77292 4009   Maturity Date 6/01/01
                                                          Loan Amount $13,549.00
BORROWER'S NAME AND ADDRESS   LENDER'S NAME AND ADDRESS   Renewal Of ___________
"I" Includes each borrower    "You" means the lender,
above, joint and severally.   its successors and assigns,
--------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of THIRTEEN THOUSAND FIVE HUNDRED FORTY NINE AND NO/100 Dollars $13,549.00

[X] Single Advance: I will receive all of this principal sum on 12/01/00. No additional advances are contemplated under this note.

[ ] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On ____________ I will receive the amount of $___________ and future principal advances are contemplated.

     Conditions: The conditions for future advances are ________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

     [ ] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ___________________.
     [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 12/01/00 at the rate of 10.500% per year until FIRST CHANGE DATE.

[X] Variable Rate: This rate may then change as stated below.

     [X] Index Rate: The future rate will be 1.000% ABOVE the following index rate: WALL STREET JOURNAL PRIME RATE ANNOUNCED AND IN EFFECT FROM TIME TO TIME.

     [X] Calling Rate: The interest rate ceiling for this note is the quarterly ceiling rate announced by the Credit Commissioner from time to time.

     [X] Frequency and Timing: The rate on this note may change as often as daily. A change in the interest rate will take effect on the same day.

     [ ] Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________%. The rate may not change more than ____________% each ______________.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     [ ]  The amount of each scheduled payment      [X] The amount of the final
          will change.                                  payment will change.

ACCRUAL METHOD: Interest will be calculated on a actual/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [X]  at a rate equal to Highest rate permitted by law

[X] LATE CHARGE: If a payment is made more than ten (10) days after it is due, I agree to pay a late charge of five percent (5%) of the payment amount.

[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above:
     __________________________________________________________________________

PAYMENTS: I agree to pay this note as follows: on demand, but if no demand is made then,

[ ] Interest: I agree to pay accrued interest _________________________________
[ ] Principal: I agree to pay the principal ___________________________________

[X] Installments: I agree to pay this note in 6 payments. The first payment will be in the amount of $2,329,29 and will be due January 01, 2002. A payment of $2,329,29 will be due on the 1st day of each month thereafter. The final payment of the entire unpaid balance of principal and interest will be due June 01, 2001.


ADDITIONAL TERMS:
GUARANTY EXECUTED BY MIKE SANDEL          [X] SECURITY: This note is separately
AND KITTY SANDEL                          secured by (describe separate document
                                          by type and date):

                                          SECURITY AGREEMENT
                                          DATED: 12/01/00

                                          (This section is for your internal
                                          use. Failure to list a separate
                                          security document does not mean the
                                          agreement will not secure this note.)

THIS WRITTEN LOAN AGREEMENT REPRESENTS
   THE FINAL AGREEMENT BETWEEN THE        PURPOSE: The purpose this loan is
PARTIES AND MAY NOT BE CONTRADICTED BY    PURCHASE LEASE SPACE FOR APRIL 2001
EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
  SUBSEQUENT ORAL AGREEMENTS OF THE       SIGNATURES: I AGREE TO THE TERMS OF
               PARTIES.                   THIS NOTE (INCLUDING THOSE ON PAGE 2).
                                          I have received a copy on today's
      THERE ARE NO UNWRITTEN ORAL         date. FAITH WALK DESIGNS, INC.
    AGREEMENTS BETWEEN THE PARTIES.


                                          _____________________________________
Signature for Lender                        JOHN MICHAEL SANDEL     PRESIDENT

_______________________________           _____________________________________
    JOHN H. HEGER
_______________________________           _____________________________________
    SVP

FAITH WALK DESIGNS, INC.                      Sterling Bank
10825 BARELY LANE SUITE D                     P.0. Box 924009
HOUSTON TX 77070 0000                         Houston, Texas 77292-4009

DEBTOR'S NAME, ADDRESS AND SSN OR TIN         SECURED PARTY'S NAME AND ADDRESS
("I" means each Debtor who signs.)            ("You" means the Secured Party,
                                              its successors and assigns.)

I am entering into this security agreement with you on December 01, 2000 (date).

SECURED DEBTS. I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that (Check one) [ ] I [X] (name)FAITH WALK DESIGNS, INC. owes) to you now or in the future:

(Check one below):

[ ] Specific Debt(s). The debt(s), liability or obligations evidenced by (describe): __________________ and all extensions, renewals, refinancings, modifications and replacements of the debt, liability or obligation.

[X] All Debt(s). Except in those cases listed in the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

Security Interest. To secure the payment and performance of the above described Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or may be located, and all proceeds and products from the property.

[ ] Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

[ ] Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

[ ] Farm Products: All farm products including, but not limited to: (a) all poultry and livestock and their young, along with their products, produce and replacements; (b) all crops, annual or perennial, and all products of the crops; and (c) all feed, seed, fertilizer medicines, and other supplies used or produced in my farming operations.

[ ]  Accounts, Instruments, Documents, Chattel Paper and Other Rights to
     Payment: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
     (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
     (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable. The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

[ ] General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

[ ] Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

[X]  The secured property includes, but is not limited by, the following:
     2000 CARGO CRAFT GOOSENECK TRAILER MODEL #GN8322
     VIN 4D6EB3229YC000985


If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:


I am a(n) [ ] individual [ ] partnership  I AGREE TO THE TERMS SET OUT ON BOTH
          [X] corporation [ ] __________  PAGE 1 AND PAGE 2 OF THIS AGREEMENT. I
                                          have received a copy of this document
[ ] If checked, file this agreement in    on today's date.
the real estate records.

Record Owner (if not me):_______________        FAITH WALK DESIGNS, INC.
________________________________________  -------------------------------------
________________________________________          (Debtor's Names)

The property will be used for [ ] personal By:
             [X] business [ ] agricultural -------------------------------------
             [ ]__________ reasons.               JOHN MICHAEL SANDEL

  Sterling Bank                            Title: PRESIDENT
-----------------------------------------  -------------------------------------
         (Secured Party's Name)

By:                                        By:
-----------------------------------------  -------------------------------------
       JOHN H. HEGER

Title: SVP                                 Title:
-----------------------------------------  -------------------------------------

MIKE SANDEL                        Sterling Bank                        FAITH WALK DESIGNS, INC.
10823 DUNBROOK                     P.O. Box 924009                      10825 BARELY LANE, STE D.
HOUSTON TX 77070                   Houston Texas 77292-4009             HOUSTON TX 77070 0000

GUARANTOR'S NAME AND ADDRESS      LENDER'S NAME AND ADDRESS            BORROWER'S NAME AND ADDRESS
"I" includes each guarantor        "You" means the lender,          "Borrower" means each person above.
above, jointly and severally.      its successors and assigns.

                                    GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans of engage in any other transactions with borrower from time to time, I absolutely and unconditionally guarantee the full payment of the following debts (as herein defined) when due (whether at maturity or upon acceleration):

  PRESENT DEBT GUARANTY

[ ] I absolutely and unconditionally guarantee to you the payment and performance of the following described debt (including all renewals, extensions, refinancing and modifications) of the borrower:________________

PRESENT AND FUTURE DEBT GUARANTY

[X] I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower rower may now or at any time in the future owe you, including, but not limited to, the following described debt(s): NOTE DATED 12/1/00.

[ ] I absolutely end unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, up to the principal amount of $___________ plus accrued interest, attorneys' fees and collection costs referable thereto (when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debt and securing the payment of the debt. You may, without notice, apply this guaranty to such debts of the borrower as you may select from time to time.

DEFINITIONS - As used in this agreement, the terms "I," "we" and "my" mean all persons signing this guaranty agreement, individually and jointly, and their heirs, executors, administrators and assigns.
     The term "debt" means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the date of this guaranty for which the borrower meets your standard of creditworthiness based on the borrower's own assets and income without the addition of a guaranty or for which, although you require a guaranty, the borrower chooses someone other than me to guaranty the obligation.
APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does not comply with applicable law will not be effective if that law does not expressly or impliedly permit variations by agreement. If any part of this agreement cannot be enforced according to its terms, this fact will not affect the balance of this agreement. REVOCATION - I agree that this is an absolute and continuing guaranty. If this guaranty is limited to the payment of a specific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full. If this guaranty covers both the borrower's present and future debts, I agree that this guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.
     Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you. If any other person signing this agreement dies or is declared incompetent, such fact will not affect my obligations under this agreement.
OBLIGATION INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower's debt. My obligation to pay according to the terms or this guaranty shall not be affected by the illegality, invalidity or unenforceability or any notes or agreements evidencing the debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the borrower.
     I will remain obligated to pay on this guaranty even if any other person who is obligated to pay the borrower's debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligation shall include post-bankruptcy petition interest and attorney's fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower's indebtedness due to borrowers discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower's debt, whether or not the liability of borrower or any other obligor for such deficiency is discharged by statute or judicial decision. If any payments by borrower to you are thereafter set aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (including, without limitation, the bankruptcy insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, interest, attorneys' fees and all other expenses which you incur in connection therewith. I also agree that if my liability is limited to a states principal amount (plus other agreed charges), you may allow the borrower to incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, o amounts received from any other source, without affecting my obligations under this agreement.
     No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval: (1) release any borrower or other person who may be liable for borrower's debt, (2) release or substitute and collateral, (3) fail to perfect any security interest or otherwise impair any collateral, (4) waive or impair any right you may have against any borrower o other person who may be liable for borrower's debt, (5) settle or compromise any claim against the borrower or any person who may be liable for the borrower's debt, (6) procure any additional security or persons who agree to be liable for borrower's debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select, (9) make any election wits respect to the debt provided by law or any agreement with any person liable for the debt, (10) exercise or fail to exercise any rights you have wits respect to the debt, (11) extend new credit to the borrower, or (12) renew, extend, refinance or modify the borrower's debt on any terms agreed to b) you and the borrower (including, but not limited to, changes in the interest rate or in the method, time, place or amount of payment) without affecting my obligation to pay under this guaranty.
WAIVER - I waive presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue any remedy or seek payment from any other person before seeking payment under this agreement, and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time to time for purposes of creating or continuing the borrower's debt as allowed b, this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure for repossession and sale of any collateral without regard to whether borrower's obligation to pay such deficiency is discharged by law. If any payments to you on the debt are set aside, recovered, or required to be returned in the event of the insolvency, bankruptcy, or reorganization of the borrower, my obligation, under this agreement will continue as if such payments had never been made.
     I also waive and relinquish all present and future claims, rights, and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, indemnification, subrogation exoneration, and any right to participate in any claim or remedy you may have against the borrower, collateral, or other obligated party for borrower' debts, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.
REMEDIES - If I fail to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower's debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not set-off against any accounts in which my rights are only as a fiduciary or my IRA or other tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement securing this agreement. If I die, am declared incompetent, or become insolvent (either because my liabilities exceed my assets or because I am unable to pay my debts as they become due), you may make the debt immediately due and payable. COLLECTION COSTS - Except when prohibited by law, I agree to pay the reasonable costs and expenses you incur to enforce and collect this agreement including attorneys' fees and court costs.

SECURITY - This guaranty is [X] unsecured [ ] secured by _______________________

          NOTICE TO COSIGNER

You are being asked to guarantee the       In witness whereof, I have signed my
debts described above. If you are          name and affixed my seal on this 1st
making a "Present and Future Debt          day of December, 2000, and, by doing
Guaranty" as identified above, you are     so, agree to the terms of this
being asked to guarantee present as        guaranty and acknowledge having read
well as future debts of the borrower       the Notice to Cosigner.
entered into with this lender. Think
carefully before you do, if the            _______________________________(SEAL)
borrower doesn't pay these debts, you      _______________________________(SEAL)
will have to. Be sure you can afford       ___________MIKE SANDEL ________(SEAL)
to pay if you have to, and that you        _______________________________(SEAL)
want to accept this responsibility.

You may have to pay up to the full
amount of these debts if the borrower
does not pay. You may also have to pay
late fees or collection costs, which
increase this amount.

The lender can collect these debts
from you without first trying to
collect from the borrower, The lender
can use the same collection methods
against you that can be used against
the borrower, such as suing you, etc.
If these debts are ever in default,
that fact may become part of your
credit record.

KITTY SANDEL                       Sterling Bank                        FAITH WALK DESIGNS, INC.
10823 DUNBROOK                     P.O. Box 924009                      10825 BARELY LANE, STE D.
HOUSTON TX 77070                   Houston Texas 77292-4009             HOUSTON TX 77070 0000

GUARANTOR'S NAME AND ADDRESS      LENDER'S NAME AND ADDRESS            BORROWER'S NAME AND ADDRESS
"I" includes each guarantor        "You" means the lender,          "Borrower" means each person above.
above, jointly and severally.      its successors and assigns.

                                    GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans of engage in any other transactions with borrower from time to time, I absolutely and unconditionally guarantee the full payment of the following debts (as herein defined) when due (whether at maturity or upon acceleration):

  PRESENT DEBT GUARANTY

[ ] I absolutely and unconditionally guarantee to you the payment and performance of the following described debt (including all renewals, extensions, refinancing and modifications) of the borrower:________________

PRESENT AND FUTURE DEBT GUARANTY

[X] I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower rower may now or at any time in the future owe you, including, but not limited to, the following described debt(s): NOTE DATED 12/1/00.

[ ] I absolutely end unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, up to the principal amount of $___________ plus accrued interest, attorneys' fees and collection costs referable thereto (when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debt and securing the payment of the debt. You may, without notice, apply this guaranty to such debts of the borrower as you may select from time to time.

DEFINITIONS - As used in this agreement, the terms "I," "we" and "my" mean all persons signing this guaranty agreement, individually and jointly, and their heirs, executors, administrators and assigns.
     The term "debt" means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the date of this guaranty for which the borrower meets your standard of creditworthiness based on the borrower's own assets and income without the addition of a guaranty or for which, although you require a guaranty, the borrower chooses someone other than me to guaranty the obligation.
APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does not comply with applicable law will not be effective if that law does not expressly or impliedly permit variations by agreement. If any part of this agreement cannot be enforced according to its terms, this fact will not affect the balance of this agreement. REVOCATION - I agree that this is an absolute and continuing guaranty. If this guaranty is limited to the payment of a specific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full. If this guaranty covers both the borrower's present and future debts, I agree that this guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.
     Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you. If any other person signing this agreement dies or is declared incompetent, such fact will not affect my obligations under this agreement.
OBLIGATION INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower's debt. My obligation to pay according to the terms or this guaranty shall not be affected by the illegality, invalidity or unenforceability or any notes or agreements evidencing the debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the borrower.
     I will remain obligated to pay on this guaranty even if any other person who is obligated to pay the borrower's debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligation shall include post-bankruptcy petition interest and attorney's fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower's indebtedness due to borrowers discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower's debt, whether or not the liability of borrower or any other obligor for such deficiency is discharged by statute or judicial decision. If any payments by borrower to you are thereafter set aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (including, without limitation, the bankruptcy insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, interest, attorneys' fees and all other expenses which you incur in connection therewith. I also agree that if my liability is limited to a states principal amount (plus other agreed charges), you may allow the borrower to incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, o amounts received from any other source, without affecting my obligations under this agreement.
     No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval: (1) release any borrower or other person who may be liable for borrower's debt, (2) release or substitute and collateral, (3) fail to perfect any security interest or otherwise impair any collateral, (4) waive or impair any right you may have against any borrower o other person who may be liable for borrower's debt, (5) settle or compromise any claim against the borrower or any person who may be liable for the borrower's debt, (6) procure any additional security or persons who agree to be liable for borrower's debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select, (9) make any election wits respect to the debt provided by law or any agreement with any person liable for the debt, (10) exercise or fail to exercise any rights you have wits respect to the debt, (11) extend new credit to the borrower, or (12) renew, extend, refinance or modify the borrower's debt on any terms agreed to b) you and the borrower (including, but not limited to, changes in the interest rate or in the method, time, place or amount of payment) without affecting my obligation to pay under this guaranty.
WAIVER - I waive presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue any remedy or seek payment from any other person before seeking payment under this agreement, and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time to time for purposes of creating or continuing the borrower's debt as allowed b, this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure for repossession and sale of any collateral without regard to whether borrower's obligation to pay such deficiency is discharged by law. If any payments to you on the debt are set aside, recovered, or required to be returned in the event of the insolvency, bankruptcy, or reorganization of the borrower, my obligation, under this agreement will continue as if such payments had never been made.
     I also waive and relinquish all present and future claims, rights, and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, indemnification, subrogation exoneration, and any right to participate in any claim or remedy you may have against the borrower, collateral, or other obligated party for borrower' debts, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.
REMEDIES - If I fail to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower's debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not set-off against any accounts in which my rights are only as a fiduciary or my IRA or other tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement securing this agreement. If I die, am declared incompetent, or become insolvent (either because my liabilities exceed my assets or because I am unable to pay my debts as they become due), you may make the debt immediately due and payable. COLLECTION COSTS - Except when prohibited by law, I agree to pay the reasonable costs and expenses you incur to enforce and collect this agreement including attorneys' fees and court costs.

SECURITY - This guaranty is [X] unsecured [ ] secured by _______________________

          NOTICE TO COSIGNER

You are being asked to guarantee the       In witness whereof, I have signed my
debts described above. If you are          name and affixed my seal on this 1st
making a "Present and Future Debt          day of December, 2000, and, by doing
Guaranty" as identified above, you are     so, agree to the terms of this
being asked to guarantee present as        guaranty and acknowledge having read
well as future debts of the borrower       the Notice to Cosigner.
entered into with this lender. Think
carefully before you do, if the            _______________________________(SEAL)
borrower doesn't pay these debts, you      _______________________________(SEAL)
will have to. Be sure you can afford       _________KITTY SANDEL _________(SEAL)
to pay if you have to, and that you        _______________________________(SEAL)
want to accept this responsibility.

You may have to pay up to the full
amount of these debts if the borrower
does not pay. You may also have to pay
late fees or collection costs, which
increase this amount.

The lender can collect these debts
from you without first trying to
collect from the borrower, The lender
can use the same collection methods
against you that can be used against
the borrower, such as suing you, etc.
If these debts are ever in default,
that fact may become part of your
credit record.